ANNUAL REPORT

                                (HOMESTATE LOGO)

                                  MUTUAL FUNDS

                                 JUNE 30, 2000

                           www.emeraldmutualfunds.com

                              THE HOME STATE GROUP

                     WELCOME TO THE HOMESTATE MUTUAL FUNDS
                     -------------------------------------

HomeState offers three mutual funds: The Pennsylvania (PA) Growth Fund, The Select Banking and Finance Fund and The Select Technology Fund. The Funds offer investors a unique investment strategy aimed at pursuing long-term growth: what we call "The HomeState Advantage."

                           IN-DEPTH, ON-SITE RESEARCH
                           --------------------------

HomeState's own in-house team of research analysts believes in a common-sense, fundamental approach to choosing investments. Whenever we can, we visit a company before investing, talking to its management and employees, as well as its suppliers, customers and competitors.

                       PROFESSIONAL PORTFOLIO MANAGEMENT
                       ---------------------------------

HomeState's chief investment officer, Kenneth G. Mertz II, CFA, has over twenty years' experience in the money management industry, including seven years as chief investment officer of a $12 billion public pension fund. Ken has managed portfolios in both "up" and "down" markets and this experience guides him as he seeks to actively reduce risk.

                        UNIQUE INVESTMENT OPPORTUNITIES
                        -------------------------------

HomeState's mutual funds each focus on areas we feel are largely ignored by other institutional money managers:

                    - companies based in our home state of Pennsylvania,
                    - companies involved in the technology sector,
                    - smaller-sized banking & financial services companies.


THE PA              Invests a minimum 65% of its assets in companies
GROWTH FUND         headquartered or with significant operations in the
                    Commonwealth of Pennsylvania.


THE SELECT BANKING  Invests a minimum 65% of its assets in companies in the
AND FINANCE FUND    banking and financial services industries, with a focus on smaller companies in the Mid-Atlantic states.


THE SELECT          Invests a minimum 65% of its assets in companies in the
TECHNOLOGY FUND     technology sector (changed from The Year 2000 Fund to The
                    Select Technology Fund on 2/29/00).

In-Depth, On-Site Research. Professional Portfolio Management. Unique Investment Opportunities. That's The HomeState Advantage.

  Funds that invest in a particular state or region, or in a specific industry, may involve a greater degree of risk than funds with a more diversified portfolio. Investing in smaller companies' stock can involve higher risk and increased volatility than larger stocks. This report contains information about the Funds' performance. Past performance is no guarantee of future results. An investment in the Funds will fluctuate in value so that your account, when redeemed, may be worth more or less than your original purchase price.

THE HOMESTATE GROUP
REPORT FROM MANAGEMENT

                                                                 August 21, 2000

Dear Shareholder:

This report is one marked by transition, as both the U.S. equity markets and your HomeState Mutual Funds are in the midst of changes. For the stock market, an unsure rotation seems to be taking hold. Last year's winners -- growth stocks and technology stocks -- have been usurped in favor of more staid value stocks. The markets have turned their collective eyes to Washington, and wonder with worry. Is Alan Greenspan finished raising interest rates and will the public's mood propel Al Gore or George W. Bush to the presidencyo While not brazen enough to tackle the last question, our seasoned duo of portfolio managers review the conditions and results of the last twelve months and offer a peek into the market's future in their commentaries beginning on Page 5.

With such a degree of uncertainty clouding the stock market's near-term future, there is one "sure thing" found within these pages: this is the last shareholder report to bear the "HomeState" name on the cover. Effective July 1, 2000, the HomeState Funds officially became the Emerald Mutual Funds. There was no change in ownership of the Funds' adviser, no change in portfolio management. Instead, we feel the "new" name actually does a better job of describing to the investing public what these three mutual funds are all about.

Emerald Advisers, Inc., has always managed the HomeState Funds, but when the first HomeState Fund -- the PA Growth Fund -- began its registration process in early 1992, there was an existing group of funds bearing the Emerald name. So, with its first fund focusing on the local Pennsylvania economy, the name "HomeState" was chosen. Today, eight years later, the PA Growth Fund remains our only product with a specific regional focus. Assets managed by Emerald Advisers -- including accounts in and outside of the mutual funds -- have grown to over $1 billion as of June 30, 2000. And the research team dedicated to uncovering exceptional growth companies -- Emerald Research -- has grown in size and reputation. Our twelve analysts are quoted and seen in such outlets as The Wall Street Journal, Investors Business Daily, Bloomberg, CNBC and CNNfn.

So with the "other" Emerald funds since merged away, our board decided to adopt the Emerald Mutual Funds name for our fund family. We believe it better reflects the strength of our organization -- the experienced portfolio management team (Emerald Advisers), the in-depth, on-site research (Emerald Research), and the unique opportunities these two teams work together to exploit in the technology, and banking and finance sectors and on a regional basis in Pennsylvania. (As this letter is written a new, fourth Emerald Fund is in registration, and we look forward to the new U.S. small-cap fund debuting later this year.)

You will also note that the three "original" HomeState Funds carry the letter "A" behind their name, and, concurrent with the adoption of the Emerald name on July 1st, they were joined by new "C" share classes. We have added the new class of shares to give investors a wider choice in how they would like to purchase their shares. Further information can be found in the Funds' prospectus or by talking with your financial adviser.

Finally, with all of these changes, we've upgraded our website to keep you in touch with the Emerald Mutual Funds on a more frequent basis. At www.emeraldmutualfunds.com you will find an all-new site that includes daily
--------------------------
pricing updates, quarterly holdings and performance information and ongoing audio and written commentary from portfolio managers, research analysts and fund management. At www.teamemerald.com you will find a gateway to all of Emerald's
                -------------------
Internet sites.

While the name change may take some getting used to, I think you'll find something familiar and reassuring in the newly termed "Emerald Advantage" -- In-depth, on-site research and experienced portfolio management of unique investment opportunities. Our name has changed, but our focus and dedication has remained the same since 1992. We thank you for your support and welcome your questions, comments and suggestions.

Sincerely,

/s/ Scott L. Rehr

Scott L. Rehr
President

                          (EMERALD MUTUAL FUNDS LOGO)

ABOUT THE PERFORMANCE INFORMATION APPEARING IN THE LETTERS TO SHAREHOLDERS:

All performance information is presented on a total return basis unless otherwise noted and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate with market conditions so that shares may be worth more or less than their original cost when redeemed. Funds that invest in a particular industry or geographic region may involve a greater degree of risk than funds with a more diversified portfolio. All three HomeState Funds invest in the stocks of smaller-sized companies, which may involve higher risk and increased volatility than the stocks of larger companies. Write or call for a free copy of the Funds' current prospectus, which contains more complete information including management fees, sales charges and other charges and expenses, and which you should read carefully before investing.

THE HOMESTATE GROUP
MARKET AND ECONOMIC REVIEW

                                                                 August 21, 2000

Dear Shareholder:

                          VOLATILITY GRIPS THE MARKET

While the volatility continues, in contrast to the past few quarters we have now experienced bad volatility -- the market lingo for a down quarter. This downside actually began on March 10th and despite our great consternation, lasted through May 23rd. The Nasdaq Composite Index (the home of technology innovators) declined by 37% during this time frame. Volatility hit peak levels in the first quarter as the average daily price change for the Nasdaq was 2.17%, making the long-term average 0.61%. This increased volatility and the worst correction since 1973-74, caused by sentiment and momentum changes, nervousness, fear, greed, etc. was centered in technology and biotech stocks and extended into small-cap growth stocks, in general.

Several sub-groups present an even clearer picture of the magnitude of the decline.

                                                      PERFORMANCE
                                                   3/10/00 TO 5/23/00
                                                   ------------------
       Bloomberg Business to Business Index              -  68%
       Bloomberg Software Index                          -  61%
       Bloomberg E-Commerce Index                        -  56%
       Nasdaq Telecom Index                              -  43%
       Nasdaq Computer Index                             -  37%

The giddy valuations accorded to technology stocks in the beginning of the year could not be realistically sustained and something had to give. The biotechnology sector began to sell off in March on investors' unfounded concerns about government intervention in biotech research, specifically Genomics. Subsequently, concerns about the sustainability of business models without near-term profit, and the realization that the Fed would not be done raising interest rates pushed us into a major valuation correction.

On the positive side, the plethora of new technology companies indicates exciting new things on the tech frontier. Yes, in many ways, the much-heralded digital highway is being formed and technology stocks will continue to be volatile until it is clear that Alan Greenspan has engineered a soft landing and the economy is in fact slowing.

Though the Federal Reserve raised rates again in 2000, after three rate hikes in 1999, we believe the positives in the market remain in place. The Fed wanted to prevent a Japanese type market bubble. Indeed it did. The Fed wanted to target the market's more speculative areas (IPO's, Internet companies, E-commerce etc.) Indeed it did. The Fed wanted to slow consumer spending, not productivity growth, technology spending, or capital goods purchases. Indeed it appears to have been successful. In May, we started to see a consumer goods slowdown and it wasn't a coincidence that the market bottomed at the same time. Consumer spending fell 0.3% in May. Housing and durable goods orders actually started falling in April. We must note that energy costs started rising in the spring, which in effect is a tax on consumers and acts to slow the economy in a gradual manner.

Rising interest rates are perceived as a negative for the stock market as a whole, and thus, there is a negative correlation between interest rates and overall equity performance. Investors believe that as interest rates rise, financing costs for businesses also rise, resulting in a slow down in the growth of businesses. Many investors believe that small and mid-cap stocks are especially vulnerable during periods of rising interest rates as investors flee to the perceived safety found in the liquidity of large-cap stocks.

Looking back over the past 20 years, there were three distinct periods of rising interest rates: 1979-1981, 1988-1989, and 1999- Present. During two of the three aforementioned periods of rising interest rates, small-cap growth stocks actually outperformed large-cap stocks. While the impact of interest rates on the performance of small to mid-cap stocks is mixed, it is wrong to think that any period of rising interest rates is particularly bad for the asset class. Until investors come to accept this reality, rising interest rates will add to the volatility of this market.

THE FUTURE

The increased volatility will be with us for quite some time. Year-to-date, the NASDAQ has seen 13 days on which the index fluctuated by more than 5%, compared with just one day in 1999. A review of the Russell 2000 Growth Index indicates significant volatility, with 9 days of 5% or more change, which never happened in 1999.

Given a possible future increase in interest rates and the recent volatility, Emerald will continue to focus on companies with experienced management teams, low debt levels, strong top and bottom-line growth, widening margins, a compelling growth catalyst and leading positions in their industries. Gone are the days when all stocks rose with rising tides. The stage is set for a sustainable, significant rally in small-cap names, but the rally will be selective.

Emerald remains convinced this market represents real opportunities in small-cap stocks, especially technology and biotech companies, and will reward superior stock picking. Through fundamental bottom-up research, Emerald will continue to find small-cap growth stocks to guide our portfolios to superior performance in the future.

Sincerely,

/s/ Kenneth G. Mertz

Kenneth G. Mertz II, CFA
Chief Investment Officer
The HomeState Group

THE HOMESTATE PENNSYLVANIA GROWTH FUND
THE FUND AT A GLANCE

HomeState Pennsylvania Growth Fund Performance Comparison vs. Russell 2000*<F1>
                   Growth of Hypothetical $10,000 Investment

                The HomeState          The HomeState
             Pennsylvania Growth    Pennsylvania Growth
   Date     Fund (load adjusted)    Fund (without load)    Russell 2000 Index
 10/1/92            $9,525                $10,000                $10,000
 6/30/93           $10,449                $10,970                $12,096
 6/30/94           $11,897                $12,490                $12,455
 6/30/95           $15,344                $16,109                $14,702
 6/30/96           $21,471                $22,542                $18,231
 6/30/97           $23,524                $24,697                $21,186
 6/30/98           $29,415                $30,881                $24,745
 6/30/99           $26,699                $28,030                $25,104
 6/30/00           $44,465                $46,689                $28,738

                         AVG. ANNUAL TOTAL RETURN+<F4>
                                         1 YEAR      5 YEAR       INCEPTION
HomeState PA (load adjusted)**<F2>       58.71%      22.52%        21.22%
HomeState PA (without load)              66.58%      23.72%        21.99%
Russell 2000                             14.48%      14.29%***<F3> 14.59%***<F3>

  *<F1> The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
 **<F2> The Fund's total returns since Inception (October 1, 1992) and for one and five years reflect the effect of the maximum sales load charge of 4.75%.
***<F3> Return does not include continuous dividend reinvestments as information is not available.
  +<F4>   Past performance is not indicative of future performance.

THE HOMESTATE PENNSYLVANIA GROWTH FUND
TOP TEN HOLDINGS AS OF JUNE 30, 2000

ISSUE                            % OF FUND        ISSUE                                        % OF FUND
-----                            ---------        -----                                        ---------
1. C&D Technologies, Inc.            3.93%        6. Diamond Technology Partners Incorporated      2.53%
2. Neose Technologies, Inc.          3.61%        7. Cable Design Technologies Corporation         2.18%
3. Cephalon, Inc.                    3.49%        8. Safeguard Scientifics, Inc.                   2.18%
4. Technitrol, Inc.                  3.23%        9. Kulicke and Soffa Industries, Inc.            2.08%
5. Celgene Corporation               2.53%       10. Equitable Resources, Inc.                     1.94%

THE HOMESTATE PENNSYLVANIA GROWTH FUND
REPORT FROM MANAGEMENT

                                                                 August 21, 2000

Dear Shareholder:

The beginning of 2000 saw last year's momentum-based rally carry the market to new highs through March 10th. Then the bubble burst and market participants once again understood the meaning of downside risk as the market quickly retreated, with the greatest pain centered in small-cap growth stocks, Emerald's specialty.

                                                 PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2000
                                    -----------------------------------------------------------------------------
                                                   AVERAGE ANNUAL RETURN
                                    ---------------------------------------------------          TOTAL RETURN
FUND/INDEX                          ONE YEAR       FIVE YEARS      SINCE INCEPTION*<F5>      SINCE INCEPTION*<F5>
----------                          --------       ----------      --------------------      --------------------
HomeState PA Growth Fund:
   At NAV:                          + 66.58%        + 23.72%             + 21.99%                  +366.89%
   At MOP:                          + 58.71%        + 22.52%             + 21.22%                  +344.65%
Russell 2000 Index                  + 14.48%        + 14.29%             + 14.59%                  +187.38%
Morningstar Small-Company
  Funds Average                     + 31.53%        + 19.62%             + 18.83%                  +280.76%

*<F5> Inception Date: 10/1/92

Past performance is no guarantee of future results. HomeState returns at NAV do not include the effects of the Fund's maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Small-Company Funds Average represents 721, 305 and 134 small-company funds, respectively, for total return without regard to sales charge for the One Year, Five Year and Since Inception (10/1/92) periods. All performance results assume reinvestment of dividends. As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow. The Fund may not receive the same IPO allocations in the future.

As the returns indicate, even given the spring correction, our One Year returns were substantially better than the small-cap Russell 2000 benchmark and considerably above the long-term average expected for this asset class.

As noted in our Market and Economic Review volatility should continue to be much greater than normal, and growth probably lower than normal if the Federal Reserve continues to pressure rates. We see entrepreneurial opportunities continuing at a high level, but investment returns constrained to more normal long term averages in the range of 10 to 12%.

We continue to populate the Pennsylvania Growth Fund with the best growth companies in the Commonwealth. We maintain our diversified approach even while the market remains very narrow. Our fundamental research team continues to find opportunities in the market where others find little. Our best performer for the past six months has been Neose Technologies (up 192%), a little known pharmaceutical preparation company/ (Biotech) but without the typical biotech risk level. Another relatively unknown PA company, C & D Technologies, rose 164% over the past six months. C & D is a leading producer of electrical power storage products for the telecommunication and data transmission industry and is a company we have owned since the beginning of your Fund. Leading the way recently is Technitrol, no stranger to our top ten list, which was up 117% in the last six months. Electronic components firms have been in the sweet spot of the Technology sector, benefiting from supply/demand imbalances as well as favorable pricing opportunities.

While volatility will cause nervousness over the next six to twelve months, we see the favorable market conditions of productivity spending centered in the tech sector, new drugs approved in the biotech area and an ever growing Pennsylvania economy as the underpinnings for the HomeState PA Growth Fund.

Sincerely,

/s/ Kenneth G. Mertz

Kenneth G. Mertz II, CFA
Portfolio Manager
Chief Investment Officer

THE HOMESTATE SELECT BANKING AND FINANCE FUND
THE FUND AT A GLANCE

  HomeState Select Banking and Finance Fund Performance Comparison vs. Russell
                                   2000*<F6>
                   Growth of Hypothetical $10,000 Investment

                The HomeState          The HomeState
             Select Banking and      Select Banking and
                Finance Fund            Finance Fund
   Date        (load adjusted)         (without load)      Russell 2000 Index
  2/18/97           $9,525                $10,000                $10,000
  6/30/97          $11,144                $11,700                $10,804
 12/31/97          $12,757                $13,393                $11,988
  6/30/98          $13,323                $13,988                $12,620
 12/31/98          $10,136                $10,642                $11,720
  6/30/99          $13,264                $13,926                $12,803
 12/31/99          $11,821                $12,410                $14,222
  6/30/00          $11,153                $11,710                $14,656

                         AVG. ANNUAL TOTAL RETURN+<F8>
                                             1 YEAR          INCEPTION
HomeState Sel (load adjusted)**<F7>         (19.92)%           3.29%
HomeState Sel (without load)                (15.91)%           4.80%
Russell 2000                                 14.48%           12.02%

 *<F6> The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
**<F7> The Fund's total returns since Inception (February 18, 1997) and for one year reflect the effect of the maximum sales load charge of 4.75%.
 +<F8>  Past performance is not indicative of future performance.

THE HOMESTATE SELECT BANKING AND FINANCE FUND
TOP TEN HOLDINGS AS OF JUNE 30, 2000

ISSUE                                    % OF FUND          ISSUE                                   % OF FUND
-----                                    ---------          -----                                   ---------
1. Harleysville National Corporation         3.75%          6. Hudson United Bancorp                    3.03%
2. Progress Financial Corporation            3.38%          7. Keystone Financial, Inc.                 3.03%
3. Mercantile Bankshares Corporation         3.27%          8. Commerce Bancorp, Inc.                   3.03%
4. Greater Bay Bancorp                       3.25%          9. Yardville National Bancorp               3.00%
5. Hudson City Bancorp, Inc.                 3.12%         10. PNC Financial Services Group             3.00%

THE HOMESTATE SELECT BANKING AND FINANCE FUND
REPORT FROM MANAGEMENT

                                                                 August 21, 2000

Dear Shareholder:

The Banking / Financial Sector continues to be out of favor with the market. We believe the rate hikes orchestrated by the Federal Reserve in 1999 and 2000 have put incredible pressure on this sector.

                                                  PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2000
                                    ------------------------------------------------------------------------------
                                                    AVERAGE ANNUAL RETURN
                                    ----------------------------------------------------         TOTAL RETURN
FUND/INDEX                          ONE YEAR      THREE YEARS     SINCE INCEPTION**<F10>    SINCE INCEPTION**<F10>
----------                          --------      -----------     ----------------------    ----------------------
HomeState Select Banking
  & Finance Fund:*<F9>
   At NAV:                          - 15.91%        +  0.03%             +  4.80%                  + 17.10%
   At MOP:                          - 19.92%        -  1.57%             +  3.29%                  + 11.53%
Russell 2000 Index                  + 14.48%        + 10.66%             + 12.02%                  + 46.56%
Morningstar -
  Financial Funds Average           - 10.00%        +  8.06%                 N/A                       N/A

  *<F9> Prior to 10/20/98 the Fund, called the Select Opportunities Fund, pursued a different objective.
**<F10>   Inception Date: 2/18/97

Past performance is no guarantee of future results. The Select Banking and Finance Fund returns at NAV do not include the effects of the Fund's maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Financial Funds Average represents 68 and 34 financial services funds for total return without regard to sales charges for the One Year and Three Year periods, respectively. All performance results assume reinvestment of dividends.

Over the past year small-cap comparable indices have performed quite poorly. Over the past year the NASDAQ Other Financial Index (a cap-weighted index measuring the performance of all NASDAQ stocks in the finance sector, excluding banks) declined 32.8% including a decline of 25% in the last six months. The NASDAQ Bank Index declined 17.7% in the last 12 months including a 10% decline in just the last six months. Big capitalization stock did better, declining only 8.3% during the previous 12 months as measured by the S&P Financial Index.

We believe the Financial sector will recover as soon as the market is confident that the Fed is done raising rates. Since the economy is slowing and the Fed is in the 8th inning of their rate increases, this sector should have a good relative return over the next 12 months. Since our year-end of June 30, 2000, this sector has indeed started its recovery from its severe under valuation.

Over the past six months we have had several winners in different sectors of the market.

                                                              PERFORMANCE
COMPANY                            SECTOR                  1/1/00 - 6/30/00
-------                            ------                  ----------------
Federated Investors                Asset Management              + 74%
Silicon Valley Bancshares          Banking                       + 72%
Gabelli Asset Management           Asset Management              + 53%
UCBH Holdings                      Banking                       + 29%
Hudson City Bancorp                Savings & Loan                + 26%

While our emphasis on the small cap sector has hurt our performance in the past twelve months, we believe it will once again prove to be beneficial as the market turns to positive returns. First, the wave of consolidation is just starting again, (for example Keystone Financial's takeover by M&T Bancorp of Buffalo). The United States remains "over banked" and the only way banking can increase/maintain their earnings growth level is to consolidate. Almost two thirds of your Fund is invested in the banking sector, which we believe is the most undervalued, and almost all of our holdings could be merged into other institutions over the next few years.

Insurance companies have also been severe under performers in the last few years. We foresee this changing as the underwriting cycle appears to be changing as insurance rates are increasing to cover past underwriting losses. Our participation in this sector should be one of the key leaders in this Fund in the next 12 to 18 months.

Sincerely,

/s/ Kenneth G. Mertz                            /s/ Steven E. Russell

Kenneth G. Mertz II, CFA                        Steven E. Russell, Esq.
Portfolio Manager                               Portfolio Manager

THE HOMESTATE SELECT TECHNOLOGY FUND
THE FUND AT A GLANCE

 HomeState Select Technology Fund Performance Comparison vs. Russell 2000*<F38>
                   Growth of Hypothetical $10,000 Investment

            The HomeState Select    The HomeState Select
               Technology Fund        Technology Fund
   Date        (load adjusted)         (without load)      Russell 2000 Index
 10/31/97           $9,525                $10,000                $10,000
 12/31/97          $10,144                $10,650                $10,220
  6/30/98          $11,516                $12,090                $10,758
 12/31/98          $10,354                $10,870                 $9,991
  6/30/99          $11,592                $12,170                $10,914
 12/31/99          $29,628                $31,105                $12,124
  6/30/00          $28,854                $30,297                $12,494

                         AVG. ANNUAL TOTAL RETURN+<F40>
                                                         1 YEAR     INCEPTION
HomeState Select Technology (load adjusted)**<F39>      137.07%      48.75%
HomeState Select Technology (without load)              148.95%      51.50%
Russell 2000                                             14.48%       8.70%

 *<F38> The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
**<F39> The Fund's total returns from Inception (October 31, 1997) and for one year reflect the effect of the maximum sales load charge of 4.75%.
 +<F40>   Past performance is not indicative of future performance.


THE HOMESTATE SELECT TECHNOLOGY FUND
TOP TEN HOLDINGS AS OF JUNE 30, 2000

ISSUE                                    % OF FUND          ISSUE                                        % OF FUND
-----                                    ---------          -----                                        ---------
1. Extreme Networks, Inc.                    3.32%          6. Diamond Technology Partners Incorporated      3.09%
2. Mercury Interactive Corporation           3.29%          7. Brocade Communications Systems, Inc.          2.84%
3. CIENA Corporation                         3.27%          8. Clarent Corporation                           2.40%
4. Neose Technologies, Inc.                  3.23%          9. Technitrol, Inc.                              2.35%
5. CV Therapeutics, Inc.                     3.11%         10. Cephalon, Inc.                                2.32%

THE HOMESTATE SELECT TECHNOLOGY FUND
REPORT FROM MANAGEMENT

                                                                 August 21, 2000

Dear Shareholder:

Over 200 years ago, Thomas Jefferson captured the special quality of "knowledge" as an economic good: "He who receives an idea from me, receives instruction himself without lessening mine; as he who lights his taper at mine, receives light without darkening me." However, Jefferson failed to inform investors just what value to place on the technology fueling the knowledge economy.

The last twelve months for technology investors has been a tumultuous time. The most volatile markets in history have been experienced over the last twelve months, having been spawned by the technology revolution and the Federal Reserve raising interest rates six times.

                                                                        PERFORMANCE RESULTS FOR
                                                                      PERIODS ENDED JUNE 30, 2000
                                                    ---------------------------------------------------------------
                                                           AVERAGE ANNUAL RETURN
                                                    ------------------------------------         TOTAL RETURN
FUND/INDEX                                          ONE YEAR      SINCE INCEPTION**<F42>    SINCE INCEPTION**<F42>
----------                                          --------      ----------------------    ----------------------
HomeState Technology Fund*<F41>
   At NAV:                                          +148.95%             + 51.50%                   +202.97%
   At MOP:                                          +137.07%             + 48.75%                   +188.54%
Russell 2000 Index                                  + 14.48%             +  8.70%                   + 24.94%
Morningstar -
  Technology Funds Average                          + 91.24%             + 65.12%                   +280.87%

 *<F41> Prior to 2/29/00 the Fund, called the Year 2000 Fund, focused on a specific industry within the technology sector.
**<F42>   Inception Date: 10/31/97

As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow. The Fund may not receive the same IPO allocations in the future. Past performance is no guarantee of future results. HomeState returns at NAV do not include the effects of the Fund's maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Technology Funds Average represents 101 and 64 technology funds, respectively, for total return without regard to sales charges for the One Year and Since Inception (10/31/97) periods. All performance results assume reinvestment of dividends.

The latest productivity report shows a stunning 5.3% growth rate for the second quarter, which supports the theory that technology driven productivity gains can blunt inflation, while the economy continues to expand. The vigorously expanding economy by many estimates has more than ten years of strong growth left, powered in large part by the expansion of communications bandwidth and the economic transformation enabled by the Internet.

The first growth wave of the new economy was set off by the dramatic reduction in the cost of computing power, increasing productivity growth over the past year to 5.1%, the strongest one-year growth rate in 17 years. With that pace exceeding the growth in pay, unit labor costs are down 0.4% from the year before.

These signs of increased productivity cannot be disputed but many economists continue to argue whether the results of new technologies are lasting or subject to the ups and downs of economic growth.

The answer will not be known for years but just as oil fueled the old industrial economy, bandwidth will fuel the new knowledge economy. To put it in perspective, compare the Internet and its effect on the economy over the last five years to the personal computer industry. In its first ten years, the PC industry created $100 billion of new wealth in new companies. The Internet crossed the $100 billion mark in just four years and indeed the productivity growth rate has doubled since 1995, to 2.8% per year, the best such showing since the 1960s. If you take technology growth out of the equation, the US economy looks much like the European economy and not much better than the Japanese. By traditional measures, about 40% of our GDP growth is coming out of the technology sector.

It is difficult to measure the real effects of technology on the economy because traditional measures of the economy are industrial measures; they miss what's really going on. There is a fundamental change in the structure of our economy; this type of change has not been experienced since manufacturing displaced agriculture in the economy. One hundred years ago agriculture accounted for more than half of the jobs in the United States. Today, it accounts for only about 3%. Twenty years ago, manufacturing was the biggest employer, accounting for half of all jobs. In 30 years, manufacturing will account for less than 10% of all jobs and the knowledge economy will be the new employer.

In the knowledge economy, the Internet destroys corporate pricing power. It rapidly commoditizes all that is new, reducing prices fast. It quickly bids down prices toward marginal cost. In the knowledge economy, companies will gain an edge through new ideas and products that increase in value as more people use them. There is no limit to how many people can use knowledge-based assets. Knowledge based products can reward early leaders with temporary monopolies and huge profits and these are the types of companies that Emerald will continue to uncover for its fellow shareholders. Over the long run, we believe that people who invest in the technology sector can earn substantial returns because the winners will be big winners.

Sincerely,

/s/ Steven E. Russell                           /s/ Kenneth G. Mertz

Steven E. Russell, Esq.                         Kenneth G. Mertz II, CFA
Portfolio Manager                               Portfolio Manager

THE HOMESTATE PENNSYLVANIA GROWTH FUND
SCHEDULE OF INVESTMENTS                                          JUNE 30, 2000

                                                                     MARKET
                                                        SHARES        VALUE
                                                        ------       ------
COMMON STOCKS -- 95.1%

COMMUNICATIONS & BROADCASTING -- 5.5%
  Comcast Corporation -- Class A*<F11>                  13,280    $    537,840
  Entercom Communications Corp.*<F11>                   51,270       2,499,413
  4Kids Entertainment, Inc.*<F11>^<F12>                 83,955       2,188,077
  Pegasus Communications Corporation*<F11>              46,400       2,276,500
                                                                  ------------
  TOTAL COMMUNICATIONS & BROADCASTING                                7,501,830
                                                                  ------------

FINANCE & INSURANCE -- 6.6%

  INSURANCE CARRIERS -- 0.9%
  Penn-America Group, Inc.                              95,420         751,433
  Philadelphia Consolidated Holding Corp.*<F11>         25,000         420,313
                                                                  ------------
                                                                     1,171,746
                                                                  ------------

  SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 2.6%
  Federated Investors, Inc.                             12,300         431,269
  Parkvale Financial Corporation                        23,750         409,688
  Progress Financial Corporation                       108,827       1,346,734
  SEI Investments Company                               34,710       1,381,892
                                                                  ------------
                                                                     3,569,583
                                                                  ------------

  STATE & NATIONAL BANKS -- 3.1%
  BT Financial Corporation                              61,985       1,069,241
  Drovers Bancshares Corporation                        13,738         212,939
  First Colonial Group, Inc.                            29,711         415,954
  Harleysville National Corporation                     22,300         730,325
  Republic First Bancorp, Inc.*<F11>                    77,400         357,975
  Royal Bancshares of Pennsylvania, Inc. -- Class A     28,919         484,393
  S&T Bancorp, Inc.                                     32,150         586,738
  Sun Bancorp, Inc.                                     24,101         355,490
                                                                  ------------
                                                                     4,213,055
                                                                  ------------
  TOTAL FINANCE & INSURANCE                                          8,954,384
                                                                  ------------

FOOD, BEVERAGES & TOBACCO -- 1.4%
  Hershey Foods Corporation                             40,300       1,954,550
                                                                  ------------

MANUFACTURING -- 47.6%

  BUILDING & HOUSING -- 0.0%
  Berger Holdings, Ltd.*<F11>                           29,050          65,362
                                                                  ------------

  CHEMICALS & ALLIED PRODUCTS -- 1.1%
  OM Group, Inc.                                        32,730       1,440,120
                                                                  ------------

  COMPUTER & OFFICE EQUIPMENT -- 4.4%
  Extended Systems Incorporated*<F11>^<F12>             22,550       2,164,800
  Safeguard Scientifics, Inc.*<F11>                     93,090       2,984,698
  Silicon Storage Technology, Inc.*<F11>^<F12>          10,000         883,125
                                                                  ------------
                                                                     6,032,623
                                                                  ------------

  MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 17.6%
  8x8, Inc.*<F11>^<F12>                                 57,300         687,600
  Allen Organ Company -- Class B                         8,794         513,350
  C&D Technologies, Inc.                                95,140       5,375,410
  Herley Industries, Inc*<F11>                          83,410       1,574,364
  Kopin Corporation*<F11>^<F12>                         15,690       1,086,533
  Kulicke and Soffa Industries, Inc.*<F11>              47,770       2,836,344
  Semitool, Inc.*<F11>^<F12>                             6,250         108,203
  Technitrol, Inc.                                      45,500       4,407,813
  Teleflex Incorporated                                 39,410       1,408,908
  TranSwitch Corporation*<F11>^<F12>                    18,310       1,413,303
  TriQuint Semiconductor, Inc.*<F11>^<F12>              21,390       2,046,756
  Vishay Intertechnology, Inc.*<F11>                    66,825       2,535,173
                                                                  ------------
                                                                    23,993,757
                                                                  ------------

  MISCELLANEOUS INDUSTRIAL MACHINERY & EQUIPMENT -- 1.1%
  Paragon Technologies, Inc.                           204,715       1,535,363
                                                                  ------------

  PAPER & FOREST PRODUCTS -- 0.4%
  P.H. Glatfelter Company                               50,560         515,080
                                                                  ------------

  PHARMACEUTICAL PREPARATIONS -- 12.7%
  Celgene Corporation*<F11>^<F12>                       58,630       3,451,841
  Cephalon, Inc.*<F11>                                  79,700       4,772,037
  Cubist Pharmaceuticals, Inc.*<F11>^<F12>              31,010       1,527,243
  Emisphere Technologies, Inc.*<F11>^<F12>              47,140       2,008,606
  Matrix Pharmaceutical, Inc.*<F11>^<F12>               55,700         727,581
  Neose Technologies, Inc.*<F11>                       117,310       4,934,352
                                                                  ------------
                                                                    17,421,660
                                                                  ------------

  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 2.8%
  ChromaVision Medical Systems, Inc.*<F11>^<F12>        87,830       1,158,258
  Environmental Tectonics Corporation*<F11>            133,850       1,229,747
  Kensey Nash Corporation*<F11>                        117,500       1,307,187
  Medical Technology & Innovations, Inc.*<F11>       1,301,779         133,432
                                                                  ------------
                                                                     3,828,624
                                                                  ------------

  SOFTWARE -- 0.5%
  MSC. Software Corp.^<F12>                             27,000         251,437
  Puma Technology, Inc.*<F11>^<F12>                     15,100         404,869
                                                                  ------------
                                                                       656,306
                                                                  ------------

  TELECOMMUNICATIONS EQUIPMENT -- 7.0%
  Aware, Inc.*<F11>^<F12>                               20,590       1,052,664
  C-COR.net Corp.*<F11>                                 66,610       1,798,470
  Cable Design Technologies Corporation*<F11>           89,110       2,985,185
  Clarent Corporation*<F11>^<F12>                       23,080       1,650,220
  SeaChange International, Inc.*<F11>^<F12>             72,900       2,104,987
                                                                  ------------
                                                                     9,591,526
                                                                  ------------
  TOTAL MANUFACTURING                                               65,080,421
                                                                  ------------

REAL ESTATE INVESTMENT TRUSTS -- 2.5%
  Brandywine Realty Trust                               80,000       1,530,000
  Crown American Realty Trust                           55,000         295,625
  Liberty Property Trust                                59,560       1,544,837
                                                                  ------------
  TOTAL REAL ESTATE INVESTMENT TRUSTS                                3,370,462
                                                                  ------------

SERVICES -- 24.0%

  BUSINESS SERVICES -- 6.7%
  Diamond Technology Partners
    Incorporated*<F11>^<F12>                            39,215       3,450,920
  Sanchez Computer Associates, Inc.*<F11>              105,750       2,511,562
  U.S. Interactive, Inc.*<F11>                          99,725       1,290,186
  VerticalNet, Inc.*<F11>                               53,320       1,969,507
                                                                  ------------
                                                                     9,222,175
                                                                  ------------

  COMPUTER SERVICES -- 6.4%
  Amkor Technology, Inc.*<F11>                          71,880       2,538,262
  Ansoft Corporation*<F12>                              77,060         770,600
  AXENT Technologies, Inc.*<F11>^<F12>                  10,000         248,125
  Black Box Corporation*<F11>                           11,010         871,682
  Clarus Corporation*<F11>^<F12>                        33,310       1,294,926
  Infonautics, Inc. -- Class A*<F11>                   200,880         878,850
  SunGard Data Systems Inc.*<F11>                       66,880       2,073,280
                                                                  ------------
                                                                     8,675,725
                                                                  ------------

  OIL & GAS SERVICES -- 5.8%
  Equitable Resources, Inc.                             55,000       2,653,750
  Horizon Offshore, Inc.*<F11>^<F12>                    13,300         206,150
  Lone Star Technologies, Inc.*<F11>^<F12>              12,400         573,500
  Maverick Tube Corporation*<F11>^<F12>                 20,000         582,500
  NS Group, Inc.*<F11>^<F12>                            37,600         787,250
  UTI Energy Corp.*<F11>^<F12>                          55,500       2,226,938
  Unit Corporation*<F11>^<F12>                          70,000         945,000
                                                                  ------------
                                                                     7,975,088
                                                                  ------------

  PERSONAL SERVICES -- 1.2%
  Education Management Corporation*<F11>                88,350       1,595,822
                                                                  ------------

  TELECOMMUNICATION SERVICES -- 3.9%
  Adelphia Business Solutions, Inc.*<F11>               49,010       1,136,419
  D&E Communications, Inc.                               6,195         120,802
  Pac-West Telecomm, Inc.*<F11>^<F12>                  106,955       2,139,100
  Triton PCS Holdings, Inc. -- Class A*<F11>            34,200       1,975,050
                                                                  ------------
                                                                     5,371,371
                                                                  ------------
  TOTAL SERVICES                                                    32,840,181
                                                                  ------------

UTILITIES -- 0.8%
  Philadelphia Suburban Corporation                     55,396       1,135,618
                                                                  ------------

WHOLESALE & RETAIL TRADE -- 6.7%

  MISCELLANEOUS RETAIL STORES -- 1.3%
  Brookstone, Inc.*<F11>^<F12>                           5,050          48,448
  Electronics Boutique Holdings Corp.*<F11>            100,310       1,642,576
                                                                  ------------
                                                                     1,691,024
                                                                  ------------

  RETAIL APPAREL & ACCESSORY STORES -- 4.2%
  Charming Shoppes, Inc.*<F11>                         239,590       1,220,412
  David's Bridal, Inc.*<F11>                           106,030       1,225,972
  Hot Topic, Inc.*<F11>^<F12>                           40,700       1,302,400
  Piercing Pagoda, Inc.*<F11>                          137,860       1,998,970
                                                                  ------------
                                                                     5,747,754
                                                                  ------------

  WHOLESALE MISCELLANEOUS -- 1.2%
  AmeriSource Health Corporation -- Class A*<F11>       54,280       1,682,680
                                                                  ------------
  TOTAL WHOLESALE & RETAIL TRADE                                     9,121,458
                                                                  ------------
  TOTAL COMMON STOCKS (COST $85,954,668)                           129,958,904
                                                                  ------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                    ---------

SHORT-TERM INVESTMENTS -- 7.8%

  VARIABLE RATE DEMAND NOTES #<F13> -- 7.8%
  American Family Financial Services Inc., 6.31%    $2,959,073    $  2,959,073
  General Mills, Inc., 6.28%                         1,113,700       1,113,700
  Sara Lee Corporation, 6.27%                        4,073,061       4,073,061
  Wisconsin Corporate Central Credit Union, 6.34%      761,193         761,193
  Wisconsin Electric Power Company, 6.31%            1,728,428       1,728,428
                                                                  ------------
  TOTAL SHORT-TERM INVESTMENTS (COST $10,635,455)                   10,635,455
                                                                  ------------
TOTAL INVESTMENTS (COST OF $96,590,123) -- 102.9%                  140,594,359
                                                                  ------------
OTHER ASSETS AND LIABILITIES, NET -- (2.9%)                         (3,945,095)
                                                                  ------------
NET ASSETS -- 100.0%                                              $136,649,264
                                                                  ------------
                                                                  ------------

*<F11>  Non-income producing security.
^<F12> Non-Pennsylvania Company as defined in the Fund's current prospectus (the aggregate value of such securities amounted to $38,721,360 as of June 30, 2000).
#<F13> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2000.

See accompanying Notes to Financial Statements

THE HOMESTATE SELECT BANKING AND FINANCE FUND
SCHEDULE OF INVESTMENTS                                          JUNE 30, 2000

                                                                     MARKET
                                                       SHARES        VALUE
                                                       ------        ------
COMMON STOCKS -- 91.3%

FINANCE & INSURANCE -- 81.8%

  INSURANCE CARRIERS -- 2.3%
  Motor Club of America *<F14>                           2,500     $    20,781
  Penn Treaty American Corporation *<F14>                1,800          30,600
  Philadelphia Consolidated Holding Corp. *<F14>        12,100         203,431
                                                                   -----------
                                                                       254,812
                                                                   -----------

  INVESTMENT COMPANIES -- 2.0%
  Federated Investors, Inc.                              3,800         133,238
  Gabelli Asset Management Inc. -- Class A*<F14>         3,600          90,000
                                                                   -----------
                                                                       223,238
                                                                   -----------

  SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 13.2%
  Brookline Bancorp, Inc.                               11,600         132,675
  First Keystone Financial, Inc.                         9,000          90,844
  Hudson City Bancorp, Inc.                             20,000         341,250
  Laurel Capital Group, Inc.                             4,750          62,641
  Medallion Financial Corp.                              4,000          61,750
  Net.B@nk, Inc.*<F14>                                   6,000          74,625
  OceanFirst Financial Corp.                             8,900         164,094
  Progress Financial Corporation                        29,865         369,579
  PSB Bancorp, Inc. *<F14>                              15,500          67,328
  Sovereign Bancorp, Inc.                               12,000          84,375
                                                                   -----------
                                                                     1,449,161
                                                                   -----------

  STATE & NATIONAL BANKS -- 64.3%
  Alabama National BanCorporation                        8,000         158,500
  AmSouth Bancorporation                                 8,000         126,000
  BankFirst Corporation*<F14>                           10,000          82,500
  Banknorth Group, Inc.                                 13,687         209,582
  BT Financial Corporation                              14,695         253,489
  CCB Financial Corporation                              4,000         148,000
  CENIT Bancorp, Inc.                                    3,500          41,562
  Centura Banks, Inc.                                    3,150         106,903
  Commerce Bancorp, Inc.                                 7,200         331,200
  Community Independent Bank Inc.                        3,200          32,000
  Drovers Bancshares Corporation                        11,576         179,428
  FCNB Corp.                                            14,000         252,875
  First Charter Corporation                             11,000         173,250
  First Colonial Group, Inc.                             3,307          46,298
  Fulton Financial Corporation                          13,135         232,325
  Greater Bay Bancorp                                    7,600         355,300
  Harleysville National Corporation                     12,525         410,194
  Hudson United Bancorp                                 14,807         332,232
  Keystone Financial, Inc.                              15,600         331,500
  Mercantile Bankshares Corporation                     12,000         357,750
  National Penn Bancshares, Inc.                         5,250         108,281
  Oak Hill Financial, Inc.                              10,000         140,000
  PNC Financial Services Group                           7,000         328,125
  Regions Financial Corporation                         10,000         198,750
  Republic First Bancorp, Inc.*<F14>                    21,800         100,825
  Royal Bancshares of Pennsylvania, Inc. - Class A      16,921         283,427
  S&T Bancorp, Inc.                                     15,400         281,050
  Silicon Valley Bancshares                              6,200         264,275
  Sky Financial Group, Inc.                              7,992         127,372
  Summit Bancorp.                                        7,737         190,524
  Sun Bancorp, Inc.                                      8,088         119,298
  Sun Bancorp, Inc. - New Jersey *<F14>                 17,981         107,888
  UCBH Holdings, Inc.*<F14>                             11,000         293,563
  Yardville National Bancorp                            30,900         328,312
                                                                   -----------
                                                                     7,032,578
                                                                   -----------
  TOTAL FINANCE & INSURANCE                                          8,959,789
                                                                   -----------

REAL ESTATE INVESTMENT TRUSTS -- 8.0%
  Brandywine Realty Trust                               15,000         286,875
  Crown American Realty Trust                           10,000          53,750
  Liberty Property Trust                                12,000         311,250
  Resource Asset Investment Trust                       20,000         220,000
                                                                   -----------
  TOTAL REAL ESTATE INVESTMENT TRUSTS                                  871,875
                                                                   -----------

SERVICES -- 1.5%

  COMPUTER SERVICES -- 0.5%
  Sanchez Computer Associates, Inc. *<F14>               2,100          49,875
                                                                   -----------

  FINANCIAL SERVICES -- 1.0%
  LendingTree, Inc.*<F14>                               15,000         112,500
                                                                   -----------
  TOTAL SERVICES                                                       162,375
                                                                   -----------
  TOTAL COMMON STOCKS (COST $11,285,588)                             9,994,039
                                                                   -----------

                                                      PRINCIPAL
                                                      AMOUNT
                                                      ---------

SHORT-TERM INVESTMENTS -- 8.8%
  VARIABLE RATE DEMAND NOTES #<F15> -- 8.8%
  American Family Financial Services Inc., 6.31%      $109,361         109,361
  General Mills, Inc., 6.28%                            83,384          83,384
  Sara Lee Corporation, 6.27%                           13,547          13,547
  Wisconsin  Corporate Central Credit Union, 6.34%     430,122         430,122
  Wisconsin Electric Power Company, 6.31%              322,915         322,915
                                                                   -----------
  TOTAL SHORT-TERM INVESTMENTS (COST $959,329)                         959,329
                                                                   -----------
TOTAL INVESTMENTS (COST $12,244,917) -- 100.1%                      10,953,368
                                                                   -----------
OTHER ASSETS AND LIABILITIES, NET -- (0.1%)                             (6,016)
                                                                   -----------
NET ASSETS -- 100.0%                                               $10,947,352
                                                                   -----------
                                                                   -----------

*<F14>   Non-income producing security.
#<F15> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2000.

See accompanying Notes to Financial Statements

THE HOMESTATE SELECT TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS                                          JUNE 30, 2000

                                                                       MARKET
                                                        SHARES         VALUE
                                                        ------         ------
COMMON STOCKS -- 92.6%

MANUFACTURING -- 68.8%

  COMPUTER & OFFICE EQUIPMENT -- 10.3%
  Brocade Communications Systems, Inc.*<F16>             3,000     $   550,453
  Cisco Systems, Inc.*<F16>1<F18>                        7,000         444,938
  Extended Systems Incorporated*<F16>                    4,400         422,400
  Safeguard Scientifics, Inc.*<F16>                     11,400         365,513
  Silicon Storage Technology, Inc.*<F16>                 2,350         207,534
                                                                   -----------
                                                                     1,990,838
                                                                   -----------

  MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 19.6%
  8x8, Inc.*<F16>                                        6,300          75,600
  ACT Manufacturing, Inc.*<F16>                          4,000         185,750
  ANADIGICS, Inc.*<F16>                                  3,000         102,188
  Bel Fuse Inc. - Class A*<F16>                          1,100          29,700
  Benchmark Electronics, Inc.*<F16>                      5,000         182,813
  Cree, Inc.*<F16>                                       2,000         267,000
  Cypress Semiconductor Corporation*<F16>1<F18>         10,000         422,500
  Kopin Corporation*<F16>                                6,450         446,663
  Photronics, Inc.*<F16>                                 9,100         258,213
  Semitool, Inc.*<F16>                                  16,200         280,462
  Technitrol, Inc.                                       4,700         455,312
  Three-Five Systems, Inc.*<F16>                         1,500          88,500
  The Titan Corporation*<F16>                            7,000         313,250
  TranSwitch Corporation*<F16>                           3,700         285,594
  TriQuint Semiconductor, Inc.*<F16>                       800          76,550
  Vishay Intertechnology, Inc.*<F16>                     8,550         324,366
                                                                   -----------
                                                                     3,794,461
                                                                   -----------

  PHARMACEUTICAL PREPARATIONS -- 19.0%
  Abgenix, Inc.*<F16>                                    3,350         401,529
  Biopure Corporation*<F16>                              3,800          71,488
  Celgene Corporation*<F16>                              7,500         441,562
  Cephalon, Inc.*<F16>                                   7,500         449,062
  Connetics Corporation*<F16>                            8,800         129,250
  Cubist Pharmaceuticals, Inc.*<F16>                     8,050         396,462
  CV Therapeutics, Inc.*<F16>                            8,695         602,672
  Emisphere Technologies, Inc.*<F16>                     8,500         362,180
  Matrix Pharmaceutical, Inc.*<F16>                     16,000         209,000
  Neose Technologies, Inc.*<F16>                        14,900         626,731
                                                                   -----------
                                                                     3,689,936
                                                                   -----------

  SOFTWARE -- 3.2%
  Netopia, Inc.*<F16>                                    2,300          92,575
  Puma Technology, Inc.*<F16>                            6,000         160,875
  Vignette Corporation*<F16>                             7,000         364,109
                                                                   -----------
                                                                       617,559
                                                                   -----------

  TELECOMMUNICATIONS EQUIPMENT -- 16.7%
  Aether Systems, Inc.*<F16>                               500         102,500
  AudioCodes Ltd.*<F16>+<F19>                            3,200         384,000
  CIENA Corporation*<F16>                                3,800         633,413
  Clarent Corporation*<F16>                              6,500         464,750
  Ditech Communications Corporation*<F16>                3,300         312,056
  MRV Communications, Inc.*<F16>                         6,600         443,850
  Powerwave Technologies, Inc.*<F16>                     4,700         206,800
  SeaChange International, Inc.*<F16>                    8,700         251,212
  Terayon Communication Systems, Inc.*<F16>              6,800         436,794
                                                                   -----------
                                                                     3,235,375
                                                                   -----------
  TOTAL MANUFACTURING                                               13,328,169
                                                                   -----------

SERVICES -- 23.8%

  BUSINESS SERVICES -- 4.7%
  Celestica Inc.*<F16>                                   2,000          99,250
  Diamond Technology Partners
    Incorporated*<F16>1<F18>                             6,800         598,400
  Sanchez Computer Associates, Inc.*<F16>1<F18>          3,100          73,625
  U.S. Interactive, Inc.*<F16>                          10,370         134,162
                                                                   -----------
                                                                       905,437
                                                                   -----------

  COMPUTER SERVICES -- 13.3%
  AXENT Technologies, Inc.*<F16>                         1,000          24,812
  Clarus Corporation*<F16>                               5,600         217,700
  Critical Path, Inc.*<F16>                              3,800         221,587
  Digital Island*<F16>                                   7,500         364,687
  Extreme Networks, Inc.*<F16>                           6,100         643,550
  Mercury Interactive Corporation*<F16>1<F18>            6,600         638,550
  Redback Networks Inc.*<F16>                            2,400         427,200
  Websense, Inc.*<F16>                                   2,000          50,250
                                                                   -----------
                                                                     2,588,336
                                                                   -----------

  TELECOMMUNICATION SERVICES -- 5.8%
  AT&T Corp.                                               200           6,325
  Adelphia Business Solutions, Inc.*<F16>                5,000         115,938
  Copper Mountain Networks, Inc.*<F16>                   3,600         317,250
  Pac-West Telecomm, Inc.*<F16>                         12,840         256,800
  Powertel, Inc.*<F16>                                   6,000         425,625
                                                                   -----------
                                                                     1,121,938
                                                                   -----------
  TOTAL SERVICES                                                     4,615,711
                                                                   -----------
  TOTAL COMMON STOCKS (COST $12,099,244)                            17,943,880
                                                                   -----------

                                                     PRINCIPAL
                                                      AMOUNT
                                                     ---------

SHORT-TERM INVESTMENTS -- 9.2%

  VARIABLE RATE DEMAND NOTES #<F17> -- 9.2%
  American Family Financial Services Inc, 6.31%       $365,379         365,379
  General Mills, Inc., 6.28%                            36,053          36,053
  Sara Lee Corporation, 6.27%                          567,906         567,906
  Wisconsin Corporate Central Credit Union, 6.34%      469,880         469,880
  Wisconsin Electric Power Company, 6.31%              346,679         346,679
                                                                   -----------
  TOTAL SHORT-TERM INVESTMENTS (COST $1,785,897)                     1,785,897
                                                                   -----------
TOTAL INVESTMENTS (COST $13,885,141) -- 101.8%                      19,729,777
                                                                   -----------

                                                      CONTRACTS
                                                     (100 SHARES
                                                    PER CONTRACT)
                                                    -------------

SCHEDULE OF CALL OPTIONS WRITTEN -- (0.1%)
  Cree, Inc.
    Expiration July 22, 2000, Exercise Price $150.00        20          (7,250)
  Emisphere Technologies, Inc.
    Expiration July 22, 2000, Exercise Price $50.00         40          (3,500)
                                                                   -----------
  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED $53,818)               (10,750)
                                                                   -----------

                                                        SHARES
                                                        ------

SECURITIES SOLD SHORT -- (2.6%)
  EntreMed, Inc.                                         8,000        (239,500)
  Intelidata Technologies Corporation                   15,000        (154,688)
  Systems & Computer Technology Corporation              5,000        (100,000)
                                                                   -----------
  TOTAL SECURITIES SOLD SHORT (PROCEEDS $378,219)                     (494,188)
                                                                   -----------
OTHER  ASSETS AND LIABILITIES, NET -- 0.9%                             164,930
                                                                   -----------
NET ASSETS -- 100.0%                                               $19,389,769
                                                                   -----------
                                                                   -----------

*<F16>   Non-income producing security.
#<F17> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2000.
1<F18> All or a portion of the securities have been committed for collateral for open short positions.
+<F19>   Foreign Security.

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP
STATEMENTS OF ASSETS AND LIABILITIES                             JUNE 30, 2000

                                                                        PENNSYLVANIA    SELECT BANKING AND    SELECT TECHNOLOGY
                                                                         GROWTH FUND       FINANCE FUND             FUND
                                                                        ------------    ------------------    -----------------
ASSETS
Investments in securities at market value
  (identified cost $96,590,123, $12,244,917 and
  $13,885,141, respectively) (Note 2)                                    $140,594,359        $ 10,953,368        $ 19,729,777
Deposits with brokers and custodian bank for
  securities sold short                                                            --                  --             378,219
Receivables for:
   Dividends and interest                                                      90,402              40,245              36,558
   Investment securities sold                                                 698,576                   -             748,060
   Capital shares sold                                                        176,267              55,506              65,502
Other assets                                                                   17,456              15,884              32,343
                                                                         ------------        ------------        ------------
          Total assets                                                    141,577,060          11,065,003          20,990,459
                                                                         ------------        ------------        ------------

LIABILITIES
Securities sold short at market value (proceeds
  $0, $0 and $378,219, respectively) (Note 2)                                      --                  --             494,188
Options written, at value (premiums received
  $0, $0 and $53,818)                                                              --                  --              10,750
Payables for:
   Investment securities purchased                                          4,461,342              18,301             953,295
   Capital shares repurchased                                                  96,788              22,637              16,056
   Payable to Adviser                                                          82,005              11,399              15,129
Accrued expenses and other liabilities                                        287,661              65,314             111,272
                                                                         ------------        ------------        ------------
          Total liabilities                                                 4,927,796             117,651           1,600,690
                                                                         ------------        ------------        ------------
NET ASSETS                                                               $136,649,264        $ 10,947,352        $ 19,389,769
                                                                         ------------        ------------        ------------
                                                                         ------------        ------------        ------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                            $ 67,678,897        $ 12,791,856        $ 11,402,492
Accumulated net investment income                                               8,825              57,932                  --
Accumulated net realized gain (loss) on investments                        24,957,306            (610,887)          2,215,542
Net unrealized appreciation (depreciation)
  on investments                                                           44,004,236          (1,291,549)          5,844,636
Net unrealized depreciation on securities sold short                               --                  --            (115,969)
Net unrealized appreciation on written options                                     --                  --              43,068
                                                                         ------------        ------------        ------------
   Net assets                                                            $136,649,264        $ 10,947,352        $ 19,389,769
                                                                         ------------        ------------        ------------
                                                                         ------------        ------------        ------------
NET ASSETS VALUE AND REDEMPTION
  PRICE PER SHARE
   ($136,649,264/7,462,064 issued and outstanding
   shares, no par value; $10,947,352/977,119 issued
   and outstanding shares, no par value; and $19,389,769/
   655,233 issued and outstanding shares, no par value,
   respectively)                                                               $18.31              $11.20              $29.59
                                                                               ------              ------              ------
                                                                               ------              ------              ------
Maximum offering price per share
   (100/95.25 of $18.31, 100/95.25 of $11.20, and
   100/97.10 of $29.59, respectively)                                          $19.22              $11.76              $30.47
                                                                               ------              ------              ------
                                                                               ------              ------              ------

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP
STATEMENTS OF OPERATIONS FOR THE FISCAL YEAR ENDED JUNE 30, 2000

                                                                        PENNSYLVANIA     SELECT BANKING AND   SELECT TECHNOLOGY
                                                                         GROWTH FUND        FINANCE FUND             FUND
                                                                        ------------     ------------------   -----------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of
     $0, $370 and $0, respectively)                                       $   706,054         $   313,452         $       790
   Interest                                                                   356,803              53,888              86,205
                                                                          -----------         -----------         -----------
   Total investment income                                                  1,062,857             367,340              86,995
                                                                          -----------         -----------         -----------

EXPENSES:
   Investment Advisory fees                                                 1,020,630             118,017             168,725
   12b-1 fees                                                                 476,294              41,275             118,108
   Shareholder servicing and accounting                                       207,613              64,681              66,249
   Professional fees                                                           49,731              21,944              21,989
   Trustees' fees and expenses                                                 11,364               4,798               4,971
   Administration fees                                                         84,801              30,481              28,697
   Reports to shareholders                                                     38,855               3,237               8,219
   Federal and state registration fees                                         23,040              15,727              19,141
   Custody fees                                                                42,140               5,454              13,059
   Other                                                                        7,514               1,041                 759
                                                                          -----------         -----------         -----------
          Total expenses before fee waivers                                 1,961,982             306,655             449,917
   Advisory fee waived                                                             --             (29,517)                 --
                                                                          -----------         -----------         -----------
          Total operating expenses before
            dividends on short positions                                    1,961,982             277,138             449,917
   Dividends on short positions                                                    --                  --               2,780
                                                                          -----------         -----------         -----------
          Total expenses                                                    1,961,982             277,138             452,697
                                                                          -----------         -----------         -----------
NET INVESTMENT  INCOME (LOSS)                                                (899,125)             90,202            (365,702)
                                                                          -----------         -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Realized gain (loss) on:
          Long transactions                                                41,756,079            (256,917)          7,097,220
          Short transactions                                                       --                  --            (174,975)
          Options contracts expired or closed                                      --                  --             106,649
   Change in unrealized appreciation/depreciation on:
          Investments                                                      21,846,095          (1,912,824)          4,405,290
          Short positions                                                          --                  --             (80,422)
          Written options                                                          --                  --              43,068
                                                                          -----------         -----------         -----------
   Net realized and unrealized gain (loss) on investments                  63,602,174          (2,169,741)         11,396,830
                                                                          -----------         -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                              $62,703,049         $(2,079,539)        $11,031,128
                                                                          -----------         -----------         -----------
                                                                          -----------         -----------         -----------

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP
STATEMENTS OF CHANGES IN NET ASSETS                              JUNE 30, 2000

FOR THE FISCAL YEAR ENDED JUNE 30, 2000                                 PENNSYLVANIA     SELECT BANKING AND   SELECT TECHNOLOGY
                                                                         GROWTH FUND     FINANCE FUND*<F20>      FUND**<F21>
                                                                        ------------      -----------------   -----------------
OPERATIONS:
   Net investment income (loss)                                          $   (899,125)        $    90,202         $  (365,702)
   Net realized gain (loss):
       Long transactions                                                   41,756,079            (256,917)          7,097,220
       Short transactions                                                          --                  --            (174,975)
       Option contracts expired or closed                                          --                  --             106,649
   Change in unrealized appreciation/depreciation on:
       Investments                                                         21,846,095          (1,912,824)          4,405,290
       Short positions                                                             --                  --             (80,422)
       Written options                                                             --                  --              43,068
                                                                         ------------         -----------         -----------
          NET INCREASE (DECREASE) IN NET ASSETS
            RESULTING FROM OPERATIONS                                      62,703,049          (2,079,539)         11,031,128
                                                                         ------------         -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                           --             (35,485)                 --
   Net realized gain on investment transactions                            (8,460,931)                 --            (450,023)
                                                                         ------------         -----------         -----------
                                                                           (8,460,931)            (35,485)           (450,023)
                                                                         ------------         -----------         -----------
CAPITAL SHARE TRANSACTIONS: (NOTE 3)
   Net decrease in net assets resulting from
     capital share transactions                                           (16,569,413)            (69,027)           (247,009)
                                                                         ------------         -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    37,672,705          (2,184,051)         10,334,096
NET ASSETS:
   Beginning of period                                                     98,976,559          13,131,403           9,055,673
                                                                         ------------         -----------         -----------
   End of period                                                         $136,649,264         $10,947,352         $19,389,769
                                                                         ------------         -----------         -----------
                                                                         ------------         -----------         -----------

                                                                        PENNSYLVANIA     SELECT BANKING AND   SELECT TECHNOLOGY
FOR THE FISCAL YEAR ENDED JUNE 30, 1999                                  GROWTH FUND     FINANCE FUND*<F20>      FUND**<F21>
                                                                        ------------     ------------------   -----------------
OPERATIONS:
   Net investment loss                                                   $   (115,062)        $    (6,340)        $  (199,124)
   Net realized gain (loss):
       Long transactions                                                    1,882,775           1,155,621             (63,236)
       Short transactions                                                          --              78,861              85,575
       Option contracts expired or closed                                          --             (51,020)            (74,901)
   Change in unrealized appreciation/depreciation on:
       Investments                                                        (15,945,518)         (2,201,340)             93,933
       Short positions                                                             --              29,325             (64,759)
                                                                         ------------         -----------         -----------
          NET DECREASE IN NET ASSETS
            RESULTING FROM OPERATIONS                                     (14,177,805)           (994,893)           (222,512)
                                                                         ------------         -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain on investment transactions                            (1,454,374)                 --                  --
                                                                         ------------         -----------         -----------
CAPITAL SHARE TRANSACTIONS: (NOTE 3)
   Net decrease in net assets resulting from
     capital share transactions                                           (20,828,165)         (3,299,623)         (1,695,251)
                                                                         ------------         -----------         -----------
TOTAL DECREASE IN NET ASSETS                                              (36,460,344)         (4,294,516)         (1,917,763)
NET ASSETS:
   Beginning of period                                                    135,436,903          17,425,919          10,973,436
                                                                         ------------         -----------         -----------
   End of period                                                         $ 98,976,559         $13,131,403         $ 9,055,673
                                                                         ------------         -----------         -----------
                                                                         ------------         -----------         -----------

 *<F20>   Prior to October 30, 1998 was known as the Select Opportunities Fund.
**<F21>   Prior to February 29, 2000 was known as the Year 2000 (Y2K) Fund.

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
PENNSYLVANIA GROWTH FUND**<F23>

                                                                                        PERIODS ENDED
                                                             -------------------------------------------------------------------
                                                             6/30/00        6/30/99        6/30/98        6/30/97        6/30/96
                                                             -------        -------        -------        -------        -------
Net asset value at beginning of period                        $11.70         $13.03         $10.78         $10.63         $ 7.84
                                                              ------         ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------
Net investment loss                                            (0.12)1<F24>   (0.01)1<F24>   (0.05)1<F24>   (0.03)         (0.04)
Net realized and unrealized gain (loss) on investments          7.79          (1.18)          2.70           0.89           3.09
                                                              ------         ------         ------         ------         ------
     Total from investment operations                           7.67          (1.19)          2.65           0.86           3.05
                                                              ------         ------         ------         ------         ------
LESS DISTRIBUTIONS
-------------------
Distributions from net realized gains                          (1.06)         (0.14)         (0.40)         (0.71)         (0.26)
                                                              ------         ------         ------         ------         ------
Net asset value at end of period                              $18.31         $11.70         $13.03         $10.78         $10.63
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

Total return*<F22>                                            66.58%        (9.24)%         25.04%          9.56%         39.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                    $136,649        $98,977       $135,437        $89,577        $55,828
Ratio of expenses to average net assets                        1.45%          1.56%          1.49%          1.77%          1.85%
Ratio of net investment loss to average net assets           (0.66)%        (0.11)%        (0.45)%        (0.39)%        (0.58)%
Portfolio turnover rate                                         102%            88%            51%            50%            66%

 *<F22>   Total return does not reflect 4.75% maximum sales charge.
**<F23> The per share data reflects 2 for 1 stock split which occurred December 29, 1997.
 1<F24> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT BANKING AND FINANCE FUND

                                                                                           PERIODS ENDED
                                                                       -------------------------------------------------------
                                                                       6/30/00        6/30/99        6/30/98     6/30/97+<F25>
                                                                       -------        -------        -------     -------------
Net asset value at beginning of period                                 $13.36         $13.42         $11.70         $10.00
                                                                       ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------
Net investment income (loss)                                             0.08          (0.01)1<F29>   (0.20)1<F29>   (0.03)
Net realized and unrealized gain (loss) on investments                  (2.20)         (0.05)          2.46           1.73
                                                                       ------         ------         ------         ------
     Total from investment operations                                   (2.12)         (0.06)          2.26           1.70
                                                                       ------         ------         ------         ------
LESS DISTRIBUTIONS
-------------------
Dividends from net investment income                                    (0.03)            --             --             --
Dividends in excess of net investment income                            (0.01)            --             --             --
Distributions from net realized gains                                      --             --          (0.54)            --
                                                                       ------         ------         ------         ------
                                                                        (0.04)            --          (0.54)            --
                                                                       ------         ------         ------         ------
Net asset value at end of period                                       $11.20         $13.36         $13.42         $11.70
                                                                       ------         ------         ------         ------
                                                                       ------         ------         ------         ------

Total return**<F27>                                                  (15.91)%        (0.45)%         19.56%         17.00%***<F28>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                              $10,947        $13,131        $17,426         $5,628
Ratio of operating expenses to average net assets
   before reimbursement by Adviser and waivers                          2.60%          2.60%          2.59%          8.10%*<F26>
Ratio of operating expenses to average net assets
   after reimbursement by Adviser and waivers2<F30>                     2.35%          2.35%          2.35%          2.35%*<F26>
Ratio of dividends on short positions to average net assets                --             --          0.02%             --
Ratio of net investment income (loss) to average net assets
   before reimbursement by Adviser and waivers                          0.51%        (0.31)%        (1.99)%        (6.85)%*<F26>
Ratio of net investment income (loss) to average net assets
   after reimbursement by Adviser and waivers                           0.76%        (0.05)%        (1.75)%        (1.10)%*<F26>
Portfolio turnover rate                                                   46%           158%           115%            59%

  +<F25>   From commencement of operations: February 18, 1997.
  *<F26>   Annualized.
 **<F27>   Total return does not reflect 4.75% maximum sales charge.
***<F28>   Not annualized.
  1<F29> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  2<F30> The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended June 30, 2000, 1999, 1998 and 1997 were 2.35%, 2.35%, 2.37%
           and 2.35%, respectively.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT TECHNOLOGY FUND

                                                                                      PERIODS ENDED
                                                                        ------------------------------------------
                                                                       6/30/00        6/30/99        6/30/98+<F31>
                                                                       -------        -------        -------------
Net asset value at beginning of period                                  $12.17         $12.09            $10.00
                                                                        ------         ------            ------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------
Net investment loss1<F35>                                                (0.55)         (0.22)            (0.16)
Net realized and unrealized gain on investments                          18.62           0.30              2.25
                                                                        ------         ------            ------
     Total from investment operations                                    18.07           0.08              2.09
                                                                        ------         ------            ------
LESS DISTRIBUTIONS
------------------
Distributions from net realized gains                                    (0.65)            --                --
                                                                        ------         ------            ------
Net asset value at end of period                                        $29.59         $12.17            $12.09
                                                                        ------         ------            ------
                                                                        ------         ------            ------

Total return**<F33>                                                    148.95%          0.66%            20.90%***<F34>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                               $19,390         $9,056           $10,973
Ratio of operating expenses to average net assets before
   Reimbursement by Adviser and waivers                                  2.67%2<F36>    3.01%             5.29%*<F32>
Ratio of operating expenses to average net assets after
   Reimbursement by Adviser and waivers                                     na3<F37>    2.90%2<F36>       2.90%*<F32>2<F36>
Ratio of dividends on short positions to average net assets               0.02%         0.04%             0.03%*<F32>
Ratio of net investment loss to average net assets before
   Reimbursement by Adviser and waivers                                 (2.17)%       (2.27)%           (4.56)%*<F32>
Ratio of net investment loss to average net assets after
   Reimbursement by Adviser and waivers                                      na3<F37> (2.16)%           (2.17)%*<F32>
Portfolio turnover rate                                                    199%          200%               44%

  +<F31>   From commencement of operations: October 31, 1997.
  *<F32>   Annualized.
 **<F33>   Total return does not reflect 4.75% maximum sales charge.
***<F34>   Not annualized.
  1<F35> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
  2<F36> The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended June 30, 2000, 1999 and 1998 were 2.69%, 2.94% and 2.93%, respectively.
  3<F37>   Not applicable:  no reimbursements were made by the Adviser.

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP
NOTES TO FINANCIAL STATEMENTS                                    JUNE 30, 2000

NOTE 1 -- DESCRIPTION OF FUNDS

  The HomeState Group (the "Trust"), an open-end management company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended. The Trust has established three series: the HomeState Pennsylvania Growth Fund, the HomeState Select Banking and Finance Fund and the HomeState Select Technology Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of the HomeState Funds are set forth below.

  The HomeState Pennsylvania Growth Fund commenced operations on October 1, 1992. The investment objective of the Fund is long-term growth of capital through a diversified portfolio of investments primarily in the common stock of companies with headquarters or significant operations in the Commonwealth of Pennsylvania. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. Consequently, the Fund may be subject to risk from economic changes and political developments occurring within Pennsylvania.

  The HomeState Select Banking and Finance Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term growth through capital appreciation. Income is a secondary objective. To pursue its objective, the Fund will invest at least 65% of its total assets in a diversified portfolio of banking and financial services companies. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and had a different investment objective.

  The HomeState Select Technology Fund commenced operations on October 31, 1997. The investment objective of the Fund is to seek capital appreciation by investing in a non-diversified portfolio of equity securities of public companies in the technology sector. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and had a narrower investment objective.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which were consistently followed by each Fund in the preparation of their financial statements.

  SECURITY VALUATION -- Investment securities traded on a national securities exchange are valued at the last reported sales price at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid price is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Trustees believe in good faith accurately reflects their fair value.

  INCOME RECOGNITION -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

  SECURITIES TRANSACTIONS -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the first-in, first-out (FIFO) cost method.

  DISTRIBUTIONS TO SHAREHOLDERS -- The Funds record distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in August and December. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. For the year ended June 30, 2000, the HomeState Pennsylvania Growth and HomeState Select Technology Funds utilized earnings and profits distributed to shareholders on redemption of shares of $2,496,226 and $3,503,363, respectively.

  FEDERAL INCOME TAXES -- The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  CALL AND PUT OPTIONS -- The HomeState Select Banking and Finance Fund and the HomeState Select Technology Fund may write and/or purchase exchange-traded call options and purchase exchange-traded put options on securities in the Fund. When the Funds write a call option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Funds have written either expires on its stipulated expiration date, or if the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Funds have written is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of which are increased by the premium originally received. The HomeState Select Banking and Finance Fund did not write any call options for the year ended June 30, 2000. See
  Note 7 for options written by the HomeState Select Technology Fund for the year ended June 30, 2000.

  The premium paid by the Funds for the purchase of a put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds realize a loss in the amount of the cost of the option. If the Funds exercise a put option, they realize a gain or loss from the sale of the underlying security, the proceeds of which are decreased by the premium originally paid. The HomeState Select Banking and Finance Fund and the HomeState Select Technology Fund limit the aggregate value of puts and call options to 5% and 25% of each Fund's net assets, respectively.

  SHORT SALES -- The HomeState Select Banking and Finance Fund and the HomeState Select Technology Fund may sell securities short. Short sales are transactions in which the Funds sell a security they do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer upon the short sales; the Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date.
  The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Funds are liable for any dividends payable on securities while those securities are in a short position. The HomeState Select Banking and Finance Fund and the HomeState Select Technology Fund limit the value of short positions to 5% and 25% of each Fund's net assets, respectively. At June 30, 2000, the HomeState Select TechnologyFund had 2.6% of its net assets in short positions.

NOTE 3 -- CAPITAL STOCK

  At June 30, 2000, each Fund had an authorized unlimited number of shares of beneficial interest with no par value.

  The following table summarizes the capital share transactions of each Fund:

  PENNSYLVANIA GROWTH FUND

                                                FOR THE YEAR                            FOR THE YEAR
                                            ENDED JUNE 30, 2000                     ENDED JUNE 30, 1999
                                       -----------------------------           ------------------------------
                                          SHARES            AMOUNT               SHARES              AMOUNT
                                        ----------        ----------           ----------          ----------
  Sales                                    728,849        $ 13,594,972           1,098,267        $ 12,032,229
  Reinvested distributions                 482,225           8,015,501             106,851           1,384,784
  Redemptions                           (2,206,764)        (38,179,886)         (3,141,056)        (34,245,178)
                                        ----------        ------------          ----------        ------------
  Net decrease                            (995,690)       $(16,569,413)         (1,935,938)       $(20,828,165)
                                        ----------        ------------          ----------        ------------
                                                          ------------                            ------------
  SHARES OUTSTANDING:
  Beginning of period                    8,457,754                              10,393,692
                                        ----------                              ----------
  End of period                          7,462,064                               8,457,754
                                        ----------                              ----------
                                        ----------                              ----------

  SELECT BANKING AND FINANCE FUND

                                                FOR THE YEAR                            FOR THE YEAR
                                            ENDED JUNE 30, 2000                     ENDED JUNE 30, 1999
                                       -----------------------------           ------------------------------
                                          SHARES            AMOUNT               SHARES              AMOUNT
                                        ----------        ----------           ----------          ----------
  Sales                                    387,410        $  4,465,476             231,262        $  2,587,041
  Reinvested distributions                   2,766              32,713                  --                  --
  Redemptions                             (396,274)         (4,567,216)           (546,632)         (5,886,664)
                                        ----------        ------------          ----------        ------------
  Net decrease                              (6,098)       $    (69,027)           (315,370)       $ (3,299,623)
                                        ----------        ------------          ----------        ------------
                                                          ------------                            ------------
  SHARES OUTSTANDING:
  Beginning of period                      983,217                               1,298,587
                                        ----------                              ----------
  End of period                            977,119                                 983,217
                                        ----------                              ----------
                                        ----------                              ----------

  SELECT TECHNOLOGY FUND

                                                FOR THE YEAR                            FOR THE YEAR
                                            ENDED JUNE 30, 2000                     ENDED JUNE 30, 1999
                                       -----------------------------           ------------------------------
                                          SHARES            AMOUNT               SHARES              AMOUNT
                                        ----------        ----------           ----------          ----------
  Sales                                    625,902        $ 18,771,493             372,656        $  3,852,170
  Reinvested distributions                  15,755             426,362                  --                  --
  Redemptions                             (730,220)        (19,444,864)           (536,825)         (5,547,421)
                                        ----------        ------------          ----------        ------------
  Net decrease                             (88,563)       $   (247,009)           (164,169)       $ (1,695,251)
                                        ----------        ------------          ----------        ------------
                                                          ------------                            ------------
  SHARES OUTSTANDING:
  Beginning of period                      743,796                                 907,965
                                        ----------                              ----------
  End of period                            655,233                                 743,796
                                        ----------                              ----------
                                        ----------                              ----------

NOTE 4 -- INVESTMENT TRANSACTIONS

  During the year ended June 30, 2000, purchases and sales of investment securities (excluding securities sold short and short-term investments) were as follows:

                          PENNSYLVANIA     SELECT BANKING    SELECT TECHNOLOGY
                           GROWTH FUND    AND FINANCE FUND          FUND
                          ------------    ----------------   -----------------
  Purchases               $130,075,106       $5,459,869         $30,475,197
  Sales                   $155,971,073       $6,027,578         $31,197,839

  The following balances for the Funds are as of June 30, 2000:

                                                               TAX BASIS NET
                                              COST FOR           UNREALIZED       TAX BASIS GROSS     TAX BASIS GROSS
                                           FEDERAL INCOME       APPRECIATION         UNREALIZED          UNREALIZED
                                            TAX PURPOSES       (DEPRECIATION)       APPRECIATION        DEPRECIATION
                                           --------------      --------------     ---------------     ---------------
  Pennsylvania Growth Fund                  $96,581,298         $44,013,061         $48,239,552         $(4,226,491)
  Select Banking and Finance Fund            12,234,373          (1,281,005)            816,727          (2,097,732)
  Select Technology Fund                     14,171,076           5,558,701           6,652,664          (1,093,963)

  At June 30, 2000, the HomeState Select Banking and Finance Fund had an accumulated net realized capital loss carryover of $610,886 with $331,878 expiring in 2007 and $279,008 expiring in 2008. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover for the Fund.

NOTE 5 -- EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

  Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Funds for which it receives investment advisory fees from each Fund. The fee for the HomeState Pennsylvania Growth Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, 0.55% for assets in excess of $500 million up to and including $750 million, and 0.45% for assets in excess of $750 million. The fee for the HomeState Select Banking and Finance Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. The fee for the HomeState Select Technology Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. Under the terms of the investment advisory agreement which expires on December 31, 2000, Emerald Advisers, Inc. may also voluntarily reimburse the Funds for certain expenses. Through June 30, 2000, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse other expenses for the HomeState Select Banking and Finance Fund and the HomeState Select Technology Fund to the extent that the Fund's total operating expenses exceeds 2.35% and 2.90% of the average daily net assets of the Funds, respectively.

  The following table summarizes the advisory fees and expense waivers/reimbursements for the year ended June 30, 2000.

                                             GROSS          ADVISORY FEE
                                           ADVISORY            WAIVED
                                           --------         ------------
  Pennsylvania Growth Fund                $1,020,630          $    --
  Select Banking and Finance Fund            118,017           29,517
  Select Technology Fund                     168,725               --

NOTE 6 -- OTHER AGREEMENTS

  Rafferty Capital Markets, Inc. (the Distributor), is the sole distributor of the Trust shares pursuant to a Distribution Agreement with each Fund. Each Fund has adopted a distribution services plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Plan allows each Fund to reimburse the Distributor for a portion of the costs incurred in distributing each Fund's shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.35%, 0.35% and 0.70%, respectively, of the HomeState Pennsylvania Growth, Select Banking and Finance and Select Technology Funds' average daily net assets. During the year ended June 30, 2000, the HomeState Pennsylvania Growth, Select Banking and Finance and Select Technology Funds incurred expenses of $476,294, $41,275 and $118,108, respectively, pursuant to the Plan. Effective July 1, 2000, the HomeState Select Technology Fund's 12b-1 rate was lowered to 0.50% of its average daily net assets.

  Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. Firstar Bank, N.A. serves as custodian for the Funds.

  The Funds' Declaration of Trust provides that each Trustee affiliated with the Funds' Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from each Fund and expense reimbursements for each Trustees' meeting attended. A member of the Funds' Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane, Morris & Heckscher, the Funds' legal counsel. Legal fees aggregating $26,529, $3,676 and $4,890 were incurred by the HomeState Pennsylvania Growth Fund, the HomeState Select Banking and Finance Fund and the HomeState Select Technology Fund, respectively, to Duane, Morris & Heckscher during the year ended June 30, 2000.

NOTE 7 -- OPTION CONTRACTS WRITTEN

  The premium amount and the number of option contracts written by the HomeState Select Technology Fund during the year ended June 30, 2000, were as follows:

                                           PREMIUM AMOUNT   NUMBER OF CONTRACTS
                                           --------------   -------------------
  Options outstanding at June 30, 1999        $     0                 0
  Options written                              63,258                80
  Options closed                               (9,440)              (20)
  Options exercised                                 0                 0
  Options expired                                   0                 0
                                              -------               ---
  Options outstanding at June 30, 2000        $53,818                60
                                              -------               ---
                                              -------               ---

NOTE 8 -- SUBSEQUENT EVENTS

  Effective July 1, 2000, the Trust has added Class C shares to each of the Funds and the initial shares were renamed Class A shares. The Class C shares charge a 1.00% front-end sales load on purchases up to $1 million. Investors purchasing Class C shares also pay a contingent deferred sales charge of 1.00% if shares are held for less than one year. The Funds have each adopted a distribution services plan (the "Plans") under Rule 12b-1 of the Investment Company Act of 1940. The Plans allow the Funds to reimburse the Distributor for a portion of the costs incurred in distributing each Fund's shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 1.00% of each Fund's average daily net assets. The Board of Trustees also approved changing the Fund family name from The HomeState Group to Emerald Mutual Funds effective July 1, 2000.

  The Board of Trustees authorized the officers of the Trust to establish and designate a new series of the Trust. The new Fund will offer both Class A and Class C shares and will focus on small cap companies across the nation. The new Fund is expected to be available later this year.

THE HOMESTATE GROUP
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The HomeState Group

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the HomeState Pennsylvania Growth Fund, the HomeState Select Banking and Finance Fund and the HomeState Select Technology Fund (formerly known as the HomeState Year 2000 Fund) (constituting The HomeState Group, hereafter referred to as the "Funds") at June 30, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
August 9, 2000

THE HOMESTATE GROUP
TAX INFORMATION

REQUIRED INCOME TAX DISCLOSURES

  In early 2000, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended June 30, 2000. The Funds hereby designate the following amounts, including the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction, as long-term capital gains distributions.

                                            PENNSYLVANIA     SELECT BANKING      SELECT TECHNOLOGY
                                            GROWTH FUND     AND FINANCE FUND            FUND
                                            ------------    ----------------      ----------------
  Capital Gains Taxed at 20%                 $4,744,325        $       --             $322,233

                              THE HOME STATE GROUP

                               INVESTMENT ADVISER
                               ------------------
                             EMERALD ADVISERS, INC.
                                 LANCASTER, PA

                                  DISTRIBUTOR
                                  -----------
                         RAFFERTY CAPITAL MARKETS, INC.
                                WHITE PLAINS, NY

                               ADMINISTRATOR AND
                                 TRANSFER AGENT
                                 --------------
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                                 MILWAUKEE, WI

                                   CUSTODIAN
                                   ---------
                               FIRSTAR BANK, N.A.
                                 CINCINNATI, OH

                            INDEPENDENT ACCOUNTANTS
                            -----------------------
                           PRICEWATERHOUSECOOPERS LLP
                                 MILWAUKEE, WI

                                 LEGAL COUNSEL
                                 -------------
                           DUANE, MORRIS & HECKSCHER
                                 HARRISBURG, PA

                               BOARD OF TRUSTEES
                               -----------------
                                 BRUCE E. BOWEN
                            KENNETH G. MERTZ II, CFA
                             SCOTT C. PENWELL, ESQ.
                                 SCOTT L. REHR
                                H.J. ZOFFER, PHD

                                FUND MANAGEMENT
                                ---------------
                             EMERALD ADVISERS, INC.
                          1703 OREGON PIKE, SUITE 101
                                 P.O. BOX 10666
                              LANCASTER, PA 17605

                              SHAREHOLDER SERVICES
                              --------------------
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                                  P.O. BOX 701
                            MILWAUKEE, WI 53210-0701

                               TELEPHONE NUMBERS
                               -----------------
               THE FUND                            (800) 232-0224
               MARKETING / BROKER SERVICES         (800) 232-6572
               SHAREHOLDER SERVICES                (800) 232-0224

                          24 HOUR PRICING INFORMATION
                          ---------------------------
                                 1-800-232-0224
                           www.emeraldmutualfunds.com

   This report is for the general information of Fund shareholders. For more detailed information about the Fund, please consult a copy of the Fund's current prospectus. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a copy of the current prospectus.

08/00